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          SUPPLEMENT TO THE NORTH AMERICAN SENIOR FLOATING RATE FUND
                           APRIL 13, 1999 PROSPECTUS

Effective October 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but 0.95% of the Other Expenses. During the month of October the remaining 0.45% permitted under the expense cap will be phased in incrementally bringing the total expenses charged at month-end to 1.40%. After 10/31/99, unless reimbursement of some expenses is made by CAM, the expense cap will be the one described on page 3 of the Fund prospectus.

0999:91402                                                   September 30, 1999

                        PROSPECTUS DATED APRIL 13, 1999